Madison Funds®
Supplement dated September 22, 2020

This Supplement amends the Prospectus and the Statement of Additional Information of the Madison Funds dated June 1, 2020, as supplemented, and the Summary Prospectus for the Madison Government Money Market Fund dated June 1, 2020.

Madison Government Money Market Fund

On May 21, 2020, the Board of Trustees of the Madison Government Money Market Fund (the “Fund”), which is a series of the Madison Funds (the “Trust”), determined that it is in the best interest of the Fund and its shareholders to liquidate the Fund. Accordingly, the Board authorized the Trust to enter into a plan of liquidation (the “Plan”) on behalf of the Fund to accomplish this goal. It is anticipated that all outstanding shares of the Fund will be redeemed and the Fund will discontinue operations on or about the close of business on Thursday, October 29, 2020 (the “Liquidation Date’), pursuant to the Plan. Any shareholder remaining in the Fund on this date will receive a liquidation distribution equal to the shareholder’s proportionate interest in the remaining net assets of the Fund.

In anticipation of the liquidation, effective Thursday, October 15, 2020, the Fund will be closed to purchases and incoming exchanges, except for the reinvestment of dividends and distributions, if any. Shareholders may continue to freely redeem their shares on each business day in the normal course up until the Liquidation Date.

To redeem or exchange your shares if they are held direct with the Fund, call Shareholder Services at 1-800-877-6089 between the hours of 8:00 a.m. and 7:00 p.m. Central time. If you invest in the Fund through a brokerage account or retirement plan record keeper, please contact them directly.

Please keep this Supplement with your records.
MF-STATPRO GMM SUP (0920)